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                                                                   Exhibit 10.63



                        SENIOR SECURED CREDIT FACILITIES

                               CANWEST MEDIA INC.

                                   as Borrower

                                     - and -

                       CANWEST GLOBAL COMMUNICATIONS CORP.

                                  as Guarantor

                                     - and -

                      THE FINANCIAL INSTITUTIONS IDENTIFIED
                          ON THE SIGNATURE PAGES HERETO

                                   as Lenders

                                     - and -

                             THE BANK OF NOVA SCOTIA

         as Co-Lead Arranger, Joint Bookrunner and Administrative Agent

                                     - and -

                       CANADIAN IMPERIAL BANK OF COMMERCE

           as Co-Lead Arranger, Joint Bookrunner and Syndication Agent

                                     - and -

                              BANK OF AMERICA, N.A.

                       as Arranger and Documentation Agent

                            AMENDING AGREEMENT NO. 3

                           Dated as of March 27, 2003

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                            AMENDING AGREEMENT NO. 3

         This amending agreement no. 3 dated as of March 27, 2003 among CanWest Media Inc. (the "BORROWER"), as borrower, CanWest Global Communications Corp. (the "GUARANTOR"), as guarantor, the Lenders (as defined below), and The Bank of Nova Scotia, as administrative agent.

         WHEREAS The Bank of Nova Scotia, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT"), and such other Persons (as that term is defined in the Credit Agreement hereinafter defined and referred to) as may from time to time be parties to the Credit Agreement (collectively, together with The Bank of Nova Scotia in its capacity as a lender, the "LENDERS") agreed to make certain credit facilities available to the Borrower upon the terms and conditions contained in a credit agreement among the Borrower, the Guarantor, the Administrative Agent and the Lenders dated as of November 7, 2000 (as amended by that certain amending agreement dated as of September 5, 2001, and that certain amending agreement no. 2 dated as of July 15, 2002, the "CREDIT AGREEMENT");

         AND WHEREAS the Borrower has requested of the Administrative Agent and the Lenders that the Credit Agreement be amended as hereinafter provided and the Administrative Agent and the Lenders have agreed to such amendments to the Credit Agreement on the terms and conditions set forth in this amending agreement;

         NOW THEREFORE in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Borrower, the Guarantor, the Administrative Agent and the Lenders agree as follows:

1. DEFINED TERMS. Capitalized terms used in this amending agreement no. 3 and not otherwise defined shall have the respective meanings attributed to them in the Credit Agreement.

2. AMENDMENT TO SECTION 1.01. Section 1.01 of the Credit Agreement is amended effective as of this date as follows:

         (i) by amending the definition of "Permitted Debt" by deleting clause (xiii) thereof and the word "and" immediately prior thereto, and inserting the following in their place:

                   "(xiii) Senior Unsecured Debt, provided that, prior to the issuance of any Senior Unsecured Debt, the Administrative Agent shall have received an opinion of legal counsel to the Borrower that the issuance of such Senior Unsecured Debt does not breach the provisions of, or

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                  otherwise cause a default under, any existing Senior
                  Subordinated Debt, the HCN Notes or any existing Senior Unsecured Debt, in form and substance reasonably acceptable to the Administrative Agent and its legal counsel; and (xiv) such other Debt as agreed to by the Majority Lenders."

         (ii) by amending the definition of "Permitted Distributions" by deleting clauses (vi) through (viii) thereof and inserting the following in its place:

                  "(vi) payments on account of the principal amount of the HCN Notes referred to in clause (i) of the definition of HCN Notes, and accrued and unpaid interest relating to such HCN Notes repaid, from (y) amounts made available to the Borrower in accordance with Section 2.03(1), or (z) provided the HCN Repayment Conditions and the requirements of Section 2.05(3)(i) or (ii) are satisfied, the net proceeds of the issuance of Senior Unsecured Debt or Subordinated Debt; (vii) payments on account of Permitted Debt from the proceeds of any other Debt which is Refinancing Debt in respect of such Permitted Debt; (viii) payments on account of the principal amount of the HCN Notes referred to in clause (i) of the definition of HCN Notes from the net proceeds of an offering of equity securities of CanWest; and (ix) any payments or prepayments required or permitted to be made to the Administrative Agent or the Lenders under any other provisions of this Agreement".

         (iii) by amending the definition of "Senior Debt" by (a) inserting immediately after the word "Senior" the word" Secured", (b) deleting the word "and" immediately prior to clause (iii), and
                  (c) inserting immediately after clause (iii) the words "; and
                  (iv) the aggregate principal amount of any outstanding Senior Unsecured Debt".

         (iv) by amending the definition of "Senior Leverage Ratio" by (a) inserting immediately before the word "Leverage" the word "Secured", and (b) inserting immediately before the word "Debt" the word "Secured".

         (v)      by the addition of the following new definitions:

                  "HCN REPAYMENT CONDITIONS" means (A) the Borrower shall have repaid Accommodations Outstanding under the Term Credit Facilities and shall have permanently reduced the aggregate Commitment thereunder by an amount equal to or greater than Cdn.$700,000,000 (not including any amount from the permanent reduction of Accommodations Outstanding by

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                  virtue of any repayment made pursuant to Section 2.04(2),
                  2.04(3) or 2.04(4)), in each case subject to and in accordance with Section 2.09 hereof, and (B) on a pro forma basis immediately after giving effect to (a) any Accommodation under the Revolving Credit Facility intended to be used for such purpose, if any, and (b) any such repayment or refinancing of the principal amount of any such HCN Notes and the Mirror
                  Notes: (i) the unused availability under the Revolving Credit Facility is not less than $200,000,000; and (ii) the Senior Secured Leverage Ratio (calculated as at the end of the most recently completed Financial Quarter for the four Financial Quarters then ended) shall not exceed 3.5:1; and (iii) the ratio of EBITDA of the Global Group to Interest Expense of the Global Group (calculated as at the end of the most recently completed Financial Quarter for the four Financial Quarters then ended) shall not be less than (i) 1.75:1, if on or prior to May 31, 2004, or (ii) 2.0:1, thereafter.

                  "SENIOR UNSECURED DEBT" means, in respect of any Person, Debt of such Person which (a) has covenants, events of default and redemption, repurchase and modification provisions, in the aggregate, that are less favourable to the holder of such Debt than the covenants, events of default and redemption, repurchase and modification provisions of the Credit Documents, (b) is not guaranteed by any Person which is not a Global Group Entity, (c) has no required redemption provisions prior to, and matures, not less than one year after the latest Relevant Repayment Date, (d) is unsecured, and (e) is not Subordinated Debt."

3. AMENDMENTS TO SECTION 2.03(1) OF THE CREDIT AGREEMENT. Section 2.03(1) of the Credit Agreement is amended effective as of this date by deleting the third sentence thereof and inserting the following in its place:

                  "Accommodations under the Revolving Credit Facility shall be available (a) to repay and refinance, or purchase, in whole or in part, the principal amount of the HCN Notes referred to in clause (i) of the definition of HCN Notes and the Mirror Notes, and accrued and unpaid interest relating to such HCN Notes and Mirror Notes so repaid, refinanced or purchased if the HCN Repayment Conditions are satisfied and (b) to prepay Accommodations Outstanding under the Term Credit Facilities."

4. AMENDMENT TO SECTION 2.05 OF THE CREDIT AGREEMENT. Section 2.05 of the Credit Agreement is amended effective as of this date as follows:

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         (i)      by amending Section 2.05(3) by inserting at the beginning
                  thereof the number "(a)", and inserting at the end thereof the following new clause (b):

                  "(b) An amount equal to the Net Proceeds of any Debt referred to in clause (xiii) of the definition of Permitted Debt created or incurred by CanWest or any other Global Group Entity, shall be prepaid by the Borrower within ten (10) Business Days of the date of issuance of such Debt and applied
                  (i) firstly, rateably to the prepayment of the Accommodations Outstanding under the Term Credit Facilities; and (ii) secondly, to the permanent reduction of the Revolving Credit Commitment (and the Borrower shall repay the amount by which the Accommodations Outstanding under the Revolving Credit Facility after giving effect to such reduction exceed the Revolving Credit Commitment), in each case, subject to and in accordance with Section 2.09 hereof."

         (ii) by amending Section 2.05(7) by deleting the phrase "not less than 10 days" on or about the tenth line and replacing it with the phrase "not less than 3 Business Days".

5. AMENDMENT TO SECTION 8.03(1) OF THE CREDIT AGREEMENT. Section 8.03(1) of the Credit Agreement is amended effective as of this date as follows:

         (i) by deleting clause (b) thereof and inserting the following in its place:

                  "(b) SENIOR SECURED LEVERAGE RATIO. Maintain, during each Financial Quarter in each Financial Year commencing with the Financial Quarter ending November 30, 2000, a ratio of Senior Secured Debt to EBITDA for the four Financial Quarters then ended of the Global Group of not more than (i) 5.0:1 for the Financial Quarters ending November 30, 2000, February 28, 2001, May 31, 2001, August 31, 2001 and November 30, 2001;
                  (ii) 4.75:1 for the Financial Quarters ending February 28, 2002, May 31, 2002, August 31, 2002 and November 30, 2002;
                  (iii) 4.50:1 for the Financial Quarter ending February 28, 2003; (iv) 4.25:1 for the Financial Quarters ending May 31, 2003, August 31, 2003 and November 30, 2003; and (v) 4.00:1
                  for the Financial Quarter ending February 29, 2004 and each Financial Quarter thereafter."

         (ii) by amending clause (c) thereof by inserting the following words at the end thereof: "; or (iv), provided the Borrower shall have repaid after March 1, 2003, Accommodations Outstanding

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                  under the Term Credit Facilities and shall have permanently reduced the aggregate Commitment thereunder by an amount equal to or greater than Cdn. $255,000,000 (not including any amount from the permanent reduction of Accommodations Outstanding by virtue of any repayment made pursuant to Section 2.04(2), 2.04(3) or 2.04(4)), in each case subject to and in accordance with Section 2.09 hereof, 1.75:1 for the Financial Quarters ending May 31, 2003, August 31, 2003, November 30, 2003,
                  February 29, 2004 and May 31, 2004, and 2.0:1 for each Financial Quarter thereafter".

6. CONDITION PRECEDENT. It is a condition precedent to the effectiveness of this amending agreement that (a) the Borrower shall have paid to the Lenders an amendment fee equal to 10 bps calculated on Accommodations Outstanding as of March 13, 2003, and (b) the Borrower and the Guarantors shall have delivered a confirmation of guarantees and security in form and substance reasonably satisfactory to the Administrative Agent.

7. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT. On and after this date, each reference in the Credit Agreement to "this Agreement" and each reference to the Credit Agreement in the Credit Documents and any and all other agreements, documents and instruments delivered by any of the Lenders, the Administrative Agent, the Borrower, the Guarantor or any other Person shall mean and be a reference to the Credit Agreement as amended by this amending agreement. Except as specifically amended by this amending agreement, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed. This amending agreement will not result in a novation, substitution, discharge or extinguishment of any Credit Document.

8. NO WAIVER, ETC. The execution, delivery and effectiveness of this amending agreement shall not, except as expressly provided, operate as a waiver of any right, power or remedy of the Administrative Agent or any of the Lenders under any of the Credit Documents nor constitute a waiver of any provision of any of the Credit Documents.

9. GOVERNING LAW. This amending agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

10. COUNTERPARTS. This amending agreement may be executed in any number of counterparts (including by way of facsimile) and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

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         IN WITNESS WHEREOF, the parties have caused this amending agreement to be executed by their respective duly authorized officers as of the date first above written.

                                             CANWEST MEDIA INC.,
                                             as Borrower

                                             Per: /s/ JOHN MAGUIRE
                                                  ------------------------------
                                                  Authorized Signing Officer

                                             Per: /s/ RICHARD LEIPSIC
                                                  ------------------------------
                                                  Authorized Signing Officer

                                             CANWEST GLOBAL
                                             COMMUNICATIONS CORP.,
                                             as Guarantor

                                             Per: /s/ JOHN MAGUIRE
                                                  ------------------------------
                                                  Authorized Signing Officer

                                             Per: /s/ RICHARD LEIPSIC
                                                  ------------------------------
                                                  Authorized Signing Officer

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                                             THE BANK OF NOVA SCOTIA,
                                             as Administrative Agent

                                             Per: /s/ KEN LEHNER
                                                  ------------------------------
                                                  Authorized Signing Officer

                                             Per: ______________________________
                                                  Authorized Signing Officer

                                             THE BANK OF NOVA SCOTIA,
                                             as agent for and on behalf of the
                                             Majority Lenders

                                             Per: /s/ ALASTAIR BORTHWICK
                                                  ------------------------------
                                                  Authorized Signing Officer

                                             Per: ______________________________
                                                  Authorized Signing Officer